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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 29, 2006

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

               0-556                                      68-0365195
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       (Commission File Number)                (IRS Employer Identification No.)


200 Vernon Street, Roseville, California                     95678
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1     REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On June 29, 2006, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved modifications to the annual base salaries of certain of the Company's officers, such revised base salaries to be effective on and after July 1, 2006 as follows:

              Philip A. Grybas     $ 250,000
              Fred A. Arcuri       $ 235,000
              Bill M. DeMuth       $ 205,000
              Scott K. Barber      $ 185,000
              Thomas P. Villa      $ 185,000
              Peter C. Drozdoff    $ 175,000

        In addition, the Company revised short-term bonus targets in 2006 for certain of the officers above as follows: Philip A. Grybas, $75,000; Fred A. Arcuri, $100,000; Bill M. DeMuth, $75,000; and Thomas P. Villa, $70,000.

        All officer bonuses are dependent upon financial metrics, on the one hand, and other operational and strategic metrics, on the other, in each instance to be determined by the Compensation Committee. 50% of the bonus is dependent upon the Company's satisfaction of financial metrics, and the remainder is dependent upon other operational and strategic metrics, with the weighting between operational and strategic metrics varied at either 20% or 30% of the total according to the officer's responsibilities. It is anticipated that bonuses, to be paid in cash, would be paid to the extent earned in late 2006 or early 2007.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SUREWEST COMMUNICATIONS

Date: June 30, 2006                            By: /s/ Philip A. Grybas
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                                                   Senior Vice President and
                                                   Chief Financial Officer